UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: June 5, 2024
(Date of earliest event reported)

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Glen Street	Glens Falls	New York	12801
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			518	745-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $1.00 per share	AROW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Arrow Financial Corporation (the "Company") held its 2024 Annual Meeting of Shareholders (the "2024 Annual Meeting") on June 5, 2024. At the 2024 Annual Meeting, William L. Owens retired from the Company's Board of Directors (the "Board") as a result of having reached the mandatory retirement age for directors as stipulated in the Company’s bylaws. Tenée R. Casaccio was appointed as the Chair of the Board.

A copy of the press release announcing the retirement of William L. Owens and the appointment of Tenée R. Casaccio as the new Chair of the Board is attached as Exhibit 99.1.

Item 5.07 - Submission of Matters to a Vote of Security Holders.
At the 2024 Annual Meeting, our shareholders (1) elected three Class B directors with terms expiring in 2027 to the Board, (2) approved on an advisory basis the Company's 2023 executive compensation, (3) approved the Arrow Financial Corporation 2023 Employee Stock Purchase Plan and (4) ratified the selection of the independent registered public accounting firm, Crowe LLP, as our independent auditor for the fiscal year ending December 31, 2024. The proposals are described in detail in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 25, 2024. As of the record date, April 8, 2024, there were 16,692,429 shares of the Company's common stock outstanding and entitled to vote. The holders of 11,191,579 shares of common stock, representing 67.05% of the outstanding shares entitled to vote as of the record date, were represented at the 2024 Annual Meeting, either virtually or by proxy, and this amount represented a quorum.

The matters acted upon at the 2024 Annual Meeting, and the voting tabulation for each matter, are as follows:

1.The election of three (3) directors to Class B for a term of three (3) years and/or until their successors shall have been elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Class B Director Nominees:
David S. DeMarco	7,350,315	295,595	3,545,669
David G. Kruczlnicki	6,716,368	929,542	3,545,669
Raymond R. O'Conor	7,288,854	357,056	3,545,669

2. The approval, on an advisory basis, of the Company’s 2023 executive compensation.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Common Stock Voted On:
Executive Compensation	6,700,808	803,672	141,430	3,545,669

3. The approval of the Arrow Financial Corporation 2023 Employee Stock Purchase Plan.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Common Stock Voted On:
Approval of 2023 Employee Stock Purchase Plan	7,272,627	319,133	54,150	3,545,669

4. The ratification of the selection of the independent registered public accounting firm, Crowe LLP, as the Company's independent auditor for the fiscal year ending December 31, 2024.

Common Stock Voted On:	Votes For	Votes Against	Abstain
Crowe LLP	10,949,858	79,391	162,330

Item 9.01. Financial Statements and Exhibits

Exhibit No. Description

99.1	Arrow Financial Corporation Press Release dated June 6, 2024 - Tenée R. Casaccio Named Chair of the Arrow Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION
Date:	June 6, 2024	By:	/s/ Penko Ivanov
Penko Ivanov Chief Financial Officer